Exhibit 10.14
AMENDMENT NO. 4 TO CREDIT AGREEMENT
This AMENDMENT NO. 4 TO CREDIT AGREEMENT, dated as of January 24, 2025 (this “Amendment”), by and among PERELLA WEINBERG PARTNERS GROUP LP, a Delaware limited partnership (the “Borrower”), PWP HOLDINGS LP, a Delaware limited partnership (“Holdings”), the Subsidiary Guarantors (as defined below) party hereto, each Lender under the Credit Agreement and CADENCE BANK, as administrative agent (the “Administrative Agent”).
RECITALS
WHEREAS, the Borrower is a party to that certain Amended and Restated Credit Agreement, dated as of December 11, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”, and as further amended by this Amendment, the “Amended Credit Agreement”), among the Borrower, Holdings, certain Domestic Subsidiaries of the Borrower party thereto as Guarantors (collectively, the “Subsidiary Guarantors”), each lender from time to time party thereto (collectively, the “Lenders”), and the Administrative Agent;
WHEREAS, the Borrower has requested that each Lender extend its Maturity Date from July 1, 2025 to July 1, 2028;
WHEREAS, under Section 11.01 of the Credit Agreement, an extension of the Maturity Date requires the consent of each Lender, the Borrower and the other applicable Loan Parties, and shall be acknowledged by the Administrative Agent;
WHEREAS, the parties hereto intend for this Amendment to be effective as of December 31, 2024;
NOW, THEREFORE, in consideration of the agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Article I

DEFINITIONS
Section 1.1Certain Definitions. Capitalized terms used (including in the preamble and recitals hereto) but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
Article II

AMENDMENTS TO CREDIT AGREEMENT
Section 2.1In accordance with Section 11.01 of the Credit Agreement, on the Amendment Effective Date, the definition of “Maturity Date” in Section 1.01 of the Credit Agreement shall hereby be replaced in its entirety as follows:
“Maturity Date” means July 1, 2028; provided, however, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

Article III

REPRESENTATIONS AND WARRANTIES
Section 3.1The Borrower represents and warrants to the Administrative Agent and the Lenders that (a) all representations and warranties under the Credit Agreement will be true and correct in all material respects after giving effect to this Amendment (except in the case of any such representation and warranty which expressly relates to a given date or period, such representation and warranty shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be) and no Default or Event of Default will have occurred and be continuing after giving effect thereto; and (b) the Borrower will be in compliance with all covenants under the Credit Agreement, including, without limitation, pro forma compliance with the Financial Covenants after giving effect to this Amendment.
Article IV

CONDITIONS TO EFFECTIVENESS
Section 4.1The effectiveness of this Amendment (including the amendment contained in Article II) shall be deemed to have occurred on December 31, 2024, subject to satisfaction of the following conditions precedent on the date hereof (the date of such effectiveness, the “Amendment Effective Date”):
(a)the due execution of (i) this Amendment by the Borrower, Holdings, the Subsidiary Guarantors and Cadence Bank in its capacity as Administrative Agent and Lender and (ii) the fee letter dated as of the date hereof, by the Borrower and Cadence Bank;
(b)all representations and warranties under the Credit Agreement shall be true and correct in all material respects after giving effect to this Amendment (except in the case of any such representation and warranty which expressly relates to a given date or period, such representation and warranty shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be); and
(c)no Default or Event of Default shall have occurred and be continuing after giving effect to this Amendment.
Article V

EFFECTS ON LOAN DOCUMENTS
Section 5.1On and after the Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall, in each case, mean and be a reference to the Amended Credit Agreement.
Section 5.2Each Loan Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party and (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by such Loan Party pursuant to the Security Agreement) and confirms that such liens and security interests continue to secure the Obligations under the Loan Documents, subject to the terms thereof. This Amendment shall not constitute a novation of any Obligations existing prior to the Amendment Effective Date and shall merely amend or otherwise modify such Obligations to the extent set forth herein.
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Section 5.3The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the Amendment Effective Date, this Amendment shall constitute a Loan Document.
Article VI

MISCELLANEOUS
Section 6.1Amendments; Execution in Counterparts; Severability.
(a)This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, each of the Subsidiary Guarantors, the Lenders party hereto and the Administrative Agent.
(b)To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.
Section 6.2Governing Law; Jurisdiction; Waiver of Jury Trial. This Amendment shall be construed in accordance with and governed by the law of the State of New York. The provisions of Sections 11.14 and 11.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.
Section 6.3Headings. Section headings in this Amendment are included herein for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
Section 6.4Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by facsimile transmission (or other electronic transmission pursuant to procedures approved by the Administrative Agent) shall be as effective as delivery of a manually signed original. The words “delivery,” “execute,” “execution,” “signed,” “signature,” and words of like import in this Amendment or any other document executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
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[Signature Page to Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.
PERELLA WEINBERG PARTNERS GROUP LP,
as Borrower
By:    /s/ Alexandra Gottschalk
Name:    Alexandra Gottschalk
Title:    Chief Financial Officer
[Signature Page to Amendment]

PWP HOLDINGS LP,
as Holdings
By: PERELLA WEINBERG PARTNERS LLC, its general partner
By:    /s/ Alexandra Gottschalk
Name:    Alexandra Gottschalk
Title:    Authorized Person

[Signature Page to Amendment]

PWP CAPITAL HOLDINGS LP,
as Guarantor
By: PERELLA WEINBERG PARTNERS LLC, its general partner
By:    /s/ Alexandra Gottschalk
Name:    Alexandra Gottschalk
Title:    Authorized Person

[Signature Page to Amendment]

PWP EMPLOYER LLC,
as Guarantor
By:    /s/ Alexandra Gottschalk
Name:    Alexandra Gottschalk
Title:    Authorized Person

[Signature Page to Amendment]

PWP EMPLOYER LP,
as Guarantor
By: PWP EMPLOYER LLC, its general partner
By:    /s/ Alexandra Gottschalk
Name:    Alexandra Gottschalk
Title:    Authorized Person

[Signature Page to Amendment]

TUDOR PICKERING HOLT & CO SECURITIES – CANADA LP
(formerly known as Tudor, Pickering, Holt & Co. Securities – Canada, LLC),
as Guarantor
By: TPH CANADA GP LLC, its general partner
By: PERELLA WEINBERG PARTNERS GROUP LP, its managing member
By:    /s/ Alexandra Gottschalk
Name:    Alexandra Gottschalk
Title:    Authorized Person

[Signature Page to Amendment]

CADENCE BANK,
as Administrative Agent and Lender
By:    /s/ Ross L. Vaughan
Name:    Ross L. Vaughan
Title:    Executive Vice President

[Signature Page to Amendment]